B. RILEY DIVERSIFIED EQUITY FUND

a series of
WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated May 29, 2015
To the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2015

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B. Riley Financial, Inc., the parent company of the investment adviser to the B. Riley Diversified Equity Fund (the “Fund”) has determined to reorganize the Fund’s investment adviser, B. Riley Asset Management, LLC into another wholly-owned SEC-registered advisory entity so as to streamline advisory services within the B. Riley Financial, Inc. family of companies. The entity that will act as the Fund’s adviser is B. Riley Asset Management, a division of B. Riley Capital Management, LLC. There will be no changes to the advisory fees charged to the Fund, the portfolio manager to the Fund will remain the same and no changes to level and extent of services to the Fund will take place.

Any references in the prospectus and SAI to B. Riley Asset Management, LLC are hereby deleted and replaced with B. Riley Asset Management, a division of B. Riley Capital Management, LLC. As of April 30, 2015, the assets under management of B. Riley Capital Management, LLC were $737 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE